A X A L T A C O A T I N G S Y S T E M S Q2 2015 FINANCIAL RESULTS: AUGUST 4, 2015 Exhibit 99.2

Notice Regarding Forward Looking Statements, Non-GAAP Financial Measures and Defined Terms Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2015 net sales, Adjusted EBITDA, Adjusted EBITDA margin, tax rate, capital expenditures, plant expansions and net working capital. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including constant currency net sales, EBITDA, Adjusted EBITDA and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Our use of the terms EBITDA, Adjusted EBITDA and Net Debt may differ from that of others in our industry. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss), operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. EBITDA, Adjusted EBITDA and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. 2

Q2 2015 Highlights  Overall growth on track for 2015 goals  Net sales up 8% YoY, excluding currency, with volume growth in both segments; robust Asia Pacific growth as expected  Adjusted EBITDA of $255 million aided by strong volume growth, higher average selling prices, and reduced variable and fixed costs, up 16% versus Q2 2014 despite currency impacts  2015 guidance updated  5-7% net sales growth, excluding currency, and Adjusted EBITDA of $870-$900 million versus previous guidance of $860-$900 million  Operational progress continues on track  Capital projects on track: Expect German expansion to be operational in 2H 2015 and Mexican expansion by year end  Completed first M&A transaction  Productivity initiatives progressing well 3

Delivering On Our Goals Stated Objective Results Delivered Grow the Business Productivity Initiatives to Improve Cost Structure Launch New Business Increase Emerging Markets Presence • Volumes up 5% and price up 3% in Q2 2015 YoY • Adjusted EBITDA on track for mid- to high-single digit growth in 2015 • Fit-For-Growth savings on track • Axalta Way transitioning to execution phase • Light Vehicle launches ramping as planned to date • Axalta Asia Pacific Transportation Coatings volume growth of over 25% in Q2     Continue High IRR Investment Projects • Projects remain on track. ~$90 million planned productivity & growth capex in 2015  4

Q2 Consolidated Results Net sales increased 8.2% excluding currency  Strong volume growth across all regions and segments  Price increases across all regions except Asia Pacific  11.1% unfavorable currency impact Adjusted EBITDA margin up 380 bps  Improvement driven by volume growth, price increases, and lower costs from ongoing improvement initiatives as well as variable cost savings Financial Performance Commentary Net Sales Variance ($ in millions) 2015 2014 Incl. F/X Excl. F/X Performance 639 665 (3.9%) 8.2% Transportation 455 462 (1.4%) 8.1% Net Sales 1,094 1,127 (2.9%) 8.2% Adjusted EBITDA 255 221 15.6% % margin 23.4% 19.6% Q2 % Change +4.8% +3.4% (11.1%) (2.9%) $1,094 $1,127 Q2 2015 FX Price Q2 2014 Volume 5

Q2 Performance Coatings Results Net sales increased 8.2% excluding currency  Refinish net sales grew in all regions  Solid Industrial volume growth in North America and EMEA  12.1% unfavorable currency impact Adjusted EBITDA margin up 480 bps  Adjusted EBITDA benefited from Refinish pricing actions, Industrial volume growth, and lower variable and fixed operating costs Financial Performance Commentary Net Sales Variance ($ in millions) 2015 2014 Incl. F/X Excl. F/X Refinish 460 471 (2.3%) 10.0% Industrial 179 194 (7.9%) 3.8% Net Sales 639 665 (3.9%) 8.2% Adjusted EBITDA 162 137 18.6% % margin 25.4% 20.6% Q2 % Change +2.0% +6.2% (12.1%) (3.9%) $639 $665 Q2 2015 Q2 2014 Volume FX Price 6

Q2 Transportation Coatings Results Net sales increased 8.1% excluding currency  Light Vehicle net sales increases led by Asia Pacific and North America from new business and strong baseline production. Asia Pacific volumes up over 25%  Commercial Vehicle volumes growing in all regions, driven by robust truck sales  9.5% unfavorable currency impact Adjusted EBITDA margin up 220 bps  Adjusted EBITDA growth driven by positive volume effect and benefits from lower operating costs including fixed and variable contribution Financial Performance Commentary Net Sales Variance ($ in millions) 2015 2014 Incl. F/X Excl. F/X Light Vehicle 347 364 (4.5%) 5.5% Commercial Vehicle 108 98 10.1% 17.9% Net Sales 455 462 (1.4%) 8.1% Adjusted EBITDA 93 84 10.7% % margin 20.5% 18.3% Q2 % Change +8.8% (0.7%) (9.5%) (1.4%) $455 $462 FX Q2 2014 Q2 2015 Volume Price 7

Cost Optimization Initiatives Progressing Well  Fit-For-Growth: $100 million savings plan is on budget  Methodically tracking progress towards established goals  $60 million incremental savings expected to be realized over 2015-2017 on linear path  The Axalta Way: $100 million savings targeted  Transitioning to execution phase in 2H15 – Expect $10-$15 million gross savings in 2015  Opportunities in procurement, operations, commercial practices, and SG&A  One-Time Costs: Items primarily related to The Axalta Way  Q2 saw $22 million for severance-related benefits as well as consulting and advisory fees related to our productivity programs 8

Debt and Liquidity Summary Net Leverage Capitalization 5.6x 5.1x 5.0x 4.6x 4.5x 4.3x 4.1x 3.8x 4.0x 3.7x At LBO Q2 '13Q3 '13Q4 '13Q1 '14Q2 '14Q3 '14Q4 '14Q1 '15Q2 '15 ($ in millions) @ 6/30/2015 Maturity Cash and Cash Equivalents $308 Debt(1): Revolver ($400 million capacity) - 2018 First Lien Term Loan (USD) 2,097 2020 First Lien Term Loan (EUR) (2) 428 2020 Senior Secured Notes (EUR) (2) 273 2021 Total Senior Secured Debt $2,798 Senior Unsecured Notes (USD) 734 2021 Other Borrowings 27 Total Debt $3,559 Total Net Debt $3,251 LTM Adjusted EBITDA $870 Credit Statistics: Total Net Leverage(3) 3.7x 9 (1) Retroactively adopted new accounting guidance, ASU 2015-03, to include deferred financing costs (2) Assumes exchange rate of $1.12 USD/Euro (3) Indebtedness per balance sheet less cash & cash equivalents divided by latest twelve months adjusted EBITDA

Full Year 2015 Guidance  Net Sales Growth: 5-7% excluding F/X; down low- to mid-single digits as- reported  Growth across all regions and end-markets, excluding F/X impact, which is a significant headwind, though primarily translational with production and sales fairly balanced by region  Performance Coatings drivers: Increased volumes, selective price increases  Transportation Coatings drivers: Light Vehicle ramp from new business launches; continued strong truck production  Adjusted EBITDA: $870-$900 million versus prior $860-$900 million  Q3 Adjusted EBITDA of 23-25% of full year Adjusted EBITDA  Full year Adjusted EBITDA margin of approximately 20%  Drivers: Volume growth and savings from our optimization initiatives  Tax Rate: Normalized effective @ 27-29%  CapEx: $150 million, $90 million for growth & productivity projects  Net working capital: 13-15% of net sales, excluding the $95 million of discrete items expensed in 2014 but paid out in 2015 and other unusual items 10

APPENDIX

Full Year 2015 Assumptions  Global GDP growth of approximately 3%  Global industrial production growth of approximately 4%  Global auto build growth of approximately 3%  Modest benefit from lower oil prices given the extended supply chain in key raw materials and category-specific supply and demand dynamics Currency % Axalta Net Sales 2014 Avg. Rate Feb ‘15 Guidance Rate Aug ‘15 Guidance Rate % Change in F/X Rate US$ per Euro ~30% 1.33 1.10 1.08 (18.8%) Chinese Yuan per US$ ~11% 6.17 6.25 6.25 1.3% Mexican Peso per US$ ~6% 13.33 15.00 15.30 14.8% Brazilian Real per US$ ~5% 2.36 2.90 3.17 34.3% Venezuelan Bolivar per US$ ~3% 8.91 25.00 105.00 1,078.5% Russian Ruble per US$ ~2% 38.48 65.00 65.00 (68.9%) Currency Assumptions Macroeconomic Assumptions 12

Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. LTM ($ in millions) FY 2014 Q1 2014 Q2 2014 Q1 2015 Q2 2015 6/30/2015 Net Income (Loss) $35 ($4) $56 $47 ($24) $5 Interest Expense 217 59 55 50 49 203 Provision (Benefit) for Income Taxes 2 12 (1) 1 30 22 Depreciation & Amortization 309 81 72 73 78 306 Reported EBITDA $563 $148 $181 $171 $132 $536 A Inventory step-up - - - - 1 1 B Financing Costs and Extinguishment 6 3 - - - 3 C Foreign exchange remeasurement losses (gains) 81 - (15) 9 58 162 D Long-term employee benefit plan adjustments (1) 3 2 - - (5) E Termination benefits and other employee related costs 18 3 3 4 15 31 F Consulting and advisory fees 36 13 8 3 7 26 G Transition-related costs 102 14 34 - - 54 H IPO-related and Secondary offering costs 22 - - 1 - 24 I Other adjustments 11 3 8 (2) 13 11 J Dividends in respect of noncontrolling interest (2) (1) (1) (4) (1) (5) K Management fee expense 3 1 1 - - 2 L Asset impairment - - - - 31 31 Total Adjustments $278 $39 $40 $11 $124 $334 Adjusted EBITDA $841 $187 $221 $182 $255 $870 13

Adjusted EBITDA Reconciliation (cont’d) A. During the three and six months ended June 30, 2015, we recorded a non-cash fair value inventory adjustment associated with an acquisition. These amounts increased cost of goods sold by $1 million. B. In connection with an amendment to the Senior Secured Credit Facilities in February 2014, we recognized $3 million of costs during the three months ended March 31, 2014. In addition to the credit facility amendment, we also incurred a $3 million loss on extinguishment of debt recognized during the year ended December 31, 2014, which resulted directly from the pro-rata write off of unamortized deferred financing costs and original issue discounts associated with the pay-down of $100 million of principal on the New Dollar Term Loan. C. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies. D. Eliminates the non-service cost components of long-term employee benefit costs. Additionally, we deducted a pension curtailment gain of $7 million recorded during the year ended December 31, 2014. E. Represents expenses primarily related to employee termination benefits and other employee-related costs. Termination benefits include the costs associated with our headcount initiatives associated with cost saving opportunities that were related to our transition to a standalone entity and our Axalta Way cost savings initiatives in 2015. F. Represents fees paid to consultants, advisors, and other third-party professional organizations for professional services. Amounts incurred for the three and six months ended June 30, 2015 primarily relate to our Axalta Way cost savings initiatives. Amounts incurred during 2014 relate to our transition from DuPont to a standalone entity. G. Represents charges associated with the transition from DuPont to a standalone entity, including branding and marketing, information technology related costs, and facility transition costs. H. Represents costs associated with the offerings of our common shares by Carlyle that closed in April 2015 (the "Secondary Offering") and costs associated with the IPO including a $13 million payment to terminate a consulting agreement in 2014. I. Represents costs for certain unusual or non-operational (gains) and losses, including a $5 million gain recognized during the six months ended June 30, 2015 resulting from the remeasurement of our previously held interest in an equity method investee upon the acquisition of a controlling interest, stock-based compensation, equity investee dividends, indemnity losses associated with the Acquisition, and loss (gain) on sale and disposal of property, plant and equipment. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned. K. Pursuant to Axalta’s management agreement with Carlyle Investment for management and financial advisory services and oversight provided to Axalta and its subsidiaries, Axalta was required to pay an annual management fee of $3 million and out-of-pocket expenses. This agreement terminated upon completion of the IPO in November 2014. L. As a result of the currency devaluation in Venezuela, we evaluated the carrying values of our long-lived assets for impairment and recorded an impairment charge relating to a real estate investment of $31 million. 14